Exhibit 10.3

SCHEDULE OF EXECUTIVE OFFICERS WITH EMPLOYMENT AGREEMENTS*

Name	Date of Agreement	Title	Initial Annual Base Salary

Robert V. Ahlgren	January 1, 2004	Chief Operating Officer	$450,000

Michael K. Bresson	December 7, 2001	Executive Vice President—Administration, General Counsel, and Secretary	$310,000

Dennis Brown	April 1, 2003	Chief Financial Officer and Treasurer	$322,500

Gary J. Marmontello	December 7, 2001	Vice President, Human Resources	$221,000

Peter Scheu	December 7, 2001	Group President, Clinical Diagnostics	$275,000

Michael S. Smith	June 18, 2003	Vice President of Strategic Initiatives	$250,000

Mark F. Stuppy	December 7, 2001	Group President, Clinical Consumables	$246,000

Yuh-geng Tsay	December 15, 2003	Group President, Immunodiagnostics	$320,000

*	Mr. Jellinek, the President and Chief Executive Officer of the Company, is a party to a separate form of Employment Agreement that was filed as Exhibit 10.1(a) to the Company’s Form 10-K for the period ended September 30, 2003 and is a party to a separate form of Employment Agreement incorporated by reference as Exhibit 10.1 to this Form 10-Q for the period ended March 31, 2004.